SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2009

Global Resource Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50944	84-1565820
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1000 Atrium Way, Suite 100
Mount Laurel, New Jersey 08054
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (856) 767-5665

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 24, 2009, Global Resource Corporation (the “Company”) entered into a Reserve Equity Financing Agreement (the “REF Agreement”) with AGS Capital Group, LLC (“AGS”).  In connection and contemporaneous with the execution of the REF Agreement, the Company also entered into a Registration Rights Agreement with AGS (the “Registration Rights Agreement”).

The following is a summary of certain material provisions of the REF Agreement and the Registration Rights Agreement.  The summary is not a complete description and is qualified in its entirety by reference to the full text of those agreements, each of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Pursuant to the terms of the REF Agreement, the Company agreed to issue and sell to AGS, and AGS agreed to purchase from the Company, from time to time up to $10,000,000 worth of the Company’s Common Stock, subject to certain conditions and limitations.

Prior to the effectiveness of a registration statement filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement (the “Effective Date”), AGS will purchase from the Company shares of the Company’s Common Stock as mutually agreed upon by the Company and AGS at a purchase price equal to 91% of the dollar volume-weighted average price per share of the Company’s Common Stock (the “VWAP”) during the five consecutive trading days prior to such purchase.

For a period of 36 months from the Effective Date, the Company may, from time to time and subject to certain conditions that are outside the control of AGS, draw down funds under the REF Agreement by issuing and selling shares of the Company’s Common Stock to AGS. The purchase price of those shares will be 91% of the VWAP during the five consecutive trading days after the Company delivers to AGS written notice requesting an advance of funds (an “Advance”) under the REF Agreement (the “Pricing Period”).  The amount of an Advance will automatically be reduced by 50% if on any day during the Pricing Period, the VWAP for that day does not meet or exceed 85% of the VWAP for the five trading days prior to the notice of Advance.  The aggregate maximum amount of Advances under the REF Agreement is (x) $10,000,000 less (y) amounts purchased by AGS from the Company prior to the Effective Date.  The Company’s ability to require AGS to purchase the Company’s Common Stock is subject to various limitations. Among other limitations, (i) the maximum amount of each Advance is 50% of the average daily trading volume for the ten days immediately preceding the notice of Advance, (ii) a minimum of five trading days must elapse between each notice of Advance and (iii) before AGS is obligated to buy any shares of the Company’s Common Stock pursuant to a notice of Advance, the Company must have filed with the SEC, and had declared effective, a Registration Statement with respect to the resale of the shares of common stock issued to AGS.

There is no guarantee that the Company will be able to meet the conditions under the REF Agreement in order to obtain an Advance or that the Company will be able to draw down any portion of the amounts available under the REF Agreement.

There is no contractual limit to the number of shares of Common Stock that the Company may be required to issue to obtain the maximum amount of funds under the REF Agreement as that number is dependent upon the price of the Company’s Common Stock, which varies from day to day.  If the Company draws down amounts under the REF Agreement when the price of the Company’s Common Stock is decreasing, the Company will need to issue more shares to raise the same amount than if the price was higher. This could cause downward pressure on the price of the Company’s Common Stock.

The REF Agreement obligates the Company to indemnify AGS, and AGS to indemnify the Company, for certain losses resulting from a misrepresentation or breach of any representation or warranty made by the Company or AGS, respectively, or for breach of any obligation of the Company or AGS, respectively.

Pursuant to the REF Agreement, (i) the Company is obligated to pay to AGS a due diligence fee of $10,000, of which $5,000 has already been paid and $5,000 will be paid upon the first Advance, (ii) on November 30, 2009, the Company issued 300,000 shares of its Common Stock to AGS, (iii) for any fund or entity that AGS directly or indirectly introduces to the Company who subsequently provides bridge financing or assists in providing bridge financing to the Company, the Company will deliver 500,000 shares of its Common Stock to AGS three days after signing the bridge financing agreement, (iv) in the event that the Company does not obtain bridge financing directly or indirectly through AGS but advances $2,500,000 through the REF Agreement, the Company will issue an additional 500,000 shares of Common Stock to AGS three days after having Advanced an aggregate sum of $2,500,000 and (v) prior to the first Advance, the Company is to obtain lock-up agreements from each officer and director of the Company in the form annexed as Schedule 2.4 to the REF Agreement.

The Company may terminate the REF Agreement effective upon fifteen trading days’ prior written notice to AGS, provided that (i) there are no Advances outstanding and (ii) the Company has paid all amounts owed to AGS under the REF Agreement.  The obligation of AGS to make an Advance to the Company pursuant to the REF Agreement will terminate permanently if (i) there is any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of fifty (50) trading days or (ii) the Company at any time fails materially to comply with certain covenants specified in the REF Agreement and that failure is not cured within thirty (30) days after receipt of written notice from AGS, subject to exception.

The shares of Common Stock that have been and may be issued to AGS under the REF Agreement will be issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”).  Pursuant to the Registration Rights Agreement, the Company will file a registration statement covering the possible resale by AGS of the shares that the Company has issued and may issue to AGS under the REF Agreement (the “Registration Statement”). The Registration Statement may cover only a portion of the total shares of the Common stock issuable to AGS pursuant to the REF Agreement.  The Company may file subsequent registration statements covering the resale of additional shares of Common Stock issuable pursuant to the REF Agreement.  As described above, the effectiveness of the Registration Statement is a condition precedent to the Company’s ability to sell Common Stock to AGS under the REF Agreement.

Item 3.02  Unregistered Sales of Equity Securities.

On November 30, 2009, the Company issued 300,000 shares of its Common Stock to AGS pursuant to the terms of the REF Agreement in a transaction exempt from registration in reliance on Section 4(2) of the Securities Act.

Item 9.01  Financial Statements and Exhibits

Exhibit	Description of Exhibit
10.1	Reserve Equity Financing Agreement, dated November 24, 2009, by and between Global Resource Corporation and AGS Capital Group, LLC
10.2	Registration Rights Agreement, dated November 24, 2009, by and between Global Resource Corporation and AGS Capital Group, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Resource Corporation

Dated: December 1, 2009	By: /s/ Ken Kinsella
Ken Kinsella
Chief Executive Officer